UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04739

                                  The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                            Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                              Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Zweig Fund, Inc.

Semiannual Report

June 30, 2014

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 6% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has not distributed more than its income and net realized capital gains in the six months ended June 30, 2014. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2014 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Fund, Inc. for the six-month reporting period ended June 30, 2014.

For the six months ended June 30, 2014, the fund’s NAV gained 7.69%, including $0.512 per share in reinvested distributions. During the same period, the S&P 500® Index, which serves as the fund’s benchmark, increased 7.14%, including reinvested dividends. During the six-month period, the fund’s average allocation was approximately 94% in equities and 6% in cash.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact our customer service team at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Fund, Inc.

August 2014

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW

JUNE 30, 2014

Dear Shareholders,

With the first half of 2014 complete, the U.S. equity market has been grinding higher even in the face of a remarkably skeptical investing public. The exceedingly strong market that encompassed much of 2013 has evolved into a somewhat lower volume, insipid trading environment, but the market continues to make new highs and the bull market is still very much intact. While corporate earnings continue to exceed expectations, last year’s surge in the broad market’s price-to-earnings multiple has largely priced in prevailing forecasts. Nonetheless, the S&P 500® Index is higher on the year despite mixed economic data and geopolitical unrest.

We are pleased with the performance of the Zweig Fund thus far on the year, as it is ahead of its stated benchmark. Presently the Fund is net 97% in stocks, which is slightly below the exposure at year-end, but still nearly fully invested. The Fund is holding just a bit more cash than at year-end, reflecting marginally increased caution. At one point the Fund’s net equity exposure was as low as 92% net invested, which was a reflection of market internals looking less constructive than they had in the previous several quarters and some concern over geopolitical risks. Overall, we still believe that the market will likely advance, and we currently do not see enough deterioration in market technical factors to justify further caution.

We accurately ascertained that U.S. economic data would demonstrate a soft patch in growth resulting from the brutal winter experienced in much of the country. The weather-related narrative was quickly seized upon and widely accepted, and the S&P 500® continued to reach new highs. However, with the S&P 500® trading at roughly 17 times next year’s forecasted earnings, the economy needs to continue to show strength for a renewed push upward in stock prices.

Recent economic data has shown improvement both domestically and abroad. With the exception of first quarter U.S. gross domestic product (GDP) coming in even weaker than the diminished forecasts, generally we have observed stronger trends in job growth, purchasing manager surveys, manufacturing data, and overall industrial production. Housing remains stubbornly sluggish, which could be related to the one weak spot in employment: a reduction in the participation rate of the workforce. Generally, however, there is a clear reacceleration in global output as company surveys are improving, bank loans are increasing, and consumer spending has upticked. Another notable trend has been the remarkable reduction in bond yields among the peripheral European countries, which is indicative that investors are comfortable with taking on risk and believe policy makers have generally stabilized weaker economies.

Also of importance to the equity markets, first quarter earnings were better than expected, with more than 75% of S&P 500® companies posting positive surprises for the quarter. Early second quarter earnings reports have been very encouraging as well. At times during the first half of 2014 the market has shown some technical weakness, including fewer stocks making new highs or low volume trading patterns. Generally though, even technical factors are improving as of late, and it is hard to fight the tape.

One factor that has kept the portfolio from pushing equity exposure even higher is the geopolitical strife in both Ukraine and the Middle East. While we do not see this as a major deterrent to U.S. growth or corporate earnings, the unrest creates the potential for heightened investor caution and a violent reaction to reduce risk. While the human toll in these regional battles is tragic, as investors, we generally view any swift sell-offs as buying opportunities. Unless the U.S. economy shows signs of deterioration, or

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2014

corporate profits slow, the health of the U.S. equity markets seems quite solid.

Looking into the Fund’s holdings and portfolio analysis, the three lowest priced sectors based on price-to-forward earnings are financials, energy and information technology. Ranked by forecasted long-term growth, the fastest growth areas of the market are consumer discretionary, information technology and industrials. Basically, the fact that technology is both among the cheapest and the fastest growing sectors has led us to increase our exposure to the group. There has been price strength in some of the “old tech,” and industry groups such as software and semiconductors have been performing well. We took the opportunity to add some software exposure, which is trading at a below-market multiple and offers very solid growth prospects. Enterprise software drives worker productivity gains, and increased corporate earnings rely on productivity increases. Furthermore, the correlation between GDP and software spending is high, and with global growth finally reaccelerating, there is opportunity for increased earnings in database and application software. We also added to our semiconductor exposure.

Although the consumer discretionary sector exhibits solid growth, we find that retailing in general has been challenged despite the recent pick-up in real consumer spending. The discretionary space was among the top-performing sectors for the last two years, and we did well with our stock picks in the half of 2014; however, it was time to cut back with recent relative performance deterioration, and overall we have become slightly more cautious on the group.

The financials sector has been harmed by the recent drop in 10-year Treasury yields and the flattening of the yield curve. The somewhat surprising weakness in housing has also been a drag on regional banks. We decided to trim some of our exposure to banks as net interest margins have not improved as we had hoped, and the earning picture looks fuzzy. For the financials group as a whole, the valuation still looks very compelling on the relative basis, and we are sticking with our holdings in asset managers. There are very few areas of the market that are truly cheap, but financials have the lowest price-to-forward earnings expectations of any sector.

Over the past few years, we have achieved superior stock picking in the health care sector, due in large part to a significant weight in biotech. Paradoxically, we have also held lower relative exposure, mainly because of the difficulty in finding names that fit our investment parameters. We are beginning to see better growth to value metrics as health care expenditures have continued to grow regardless of policy measures or a general desire to curtail spending. Revenue growth and innovations in the industry have driven earnings higher, and now a plethora of mergers and acquisitions (M&A) activity has made it a hot investment arena. We continue to look for names within this sector as the bull market matures.

A year ago, utilities, telecom, and consumer staples were overvalued, which led to a year of underperformance for these sectors. Recently, this trend has reversed and we are beginning to find some value in these areas. We already hold several high-dividend names and are selectively adding to positions when there are chances to do so. Furthermore, with interest rates declining in the recent period, the relative attractiveness of the high-dividend groups has increased. These sectors also act as a buffer during market tumult, and given the current uncertainties, we believe it prudent to adjust our holdings.

Roughly a third of the portfolio’s equity exposure resides within the three late-cycle arenas of the market: industrials, energy, and materials. Although we have been cautious

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2014

on the very deep value area of metals and mining, we have done very well in the industrial complex as a whole. Industrial production continues to rise and global growth seems to be accelerating, which should benefit all three of these cyclical sectors. Furthermore, as noted above, energy is one of the three least expensive sectors, especially in light of continued $100-a-barrel oil and rising natural gas prices. Industrials are one of the fastest long-term growth stories, and with the U.S. energy price advantage, there are solid earnings prospects.

As always, if the internals of our econometric work change or risk levels rise where we deem more caution is warranted, we will make adjustments to the Fund’s composition.

We thank our shareholders for your continued support.

Sincerely,

Carlton Neel

David Dickerson

August 2014

The views expressed in the Market Outlook and Overview reflect those of its authors only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium sized companies may enhance that risk.

Shares of closed-end investment companies such as the fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2014

Asset Allocation as of June 30, 2014

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments, net of securities sold short, as of June 30, 2014.

For information regarding the indexes cited and key investment terms used in this report see page 8.

OUR PRIVACY COMMITMENT

The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

THE ZWEIG FUND, INC.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR):

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Federal Reserve:

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product:

The market value of all officially recognized final goods and services produced within a country in a given period.

S&P 500® Index:

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Yield Curve:

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	Number of Shares	Value
COMMON STOCKS—96.5%
Consumer Discretionary—13.2%
Comcast Corp. Class A	124,000	$6,656
Ford Motor Co.	377,000	6,500
Goodyear Tire & Rubber Co. (The)	239,000	6,639
Hasbro, Inc.	55,000	2,918
Lear Corp.	73,000	6,520
Macy’s, Inc.(3)	104,000	6,034
Michael Kors Holdings Ltd.(2)(3)	63,000	5,585
Time Warner, Inc.	95,000	6,674
Time, Inc.(2)	11,875	288

		47,814

Consumer Staples—3.8%
Altria Group, Inc.	32,000	1,342
Archer-Daniels-Midland Co.(The)	135,000	5,955
PepsiCo, Inc.	72,000	6,432

		13,729

Energy—13.9%
Buckeye Partners LP(3)	17,000	1,412
Chevron Corp.	51,000	6,658
Continental Resources, Inc.(2)	45,000	7,112
Energy Transfer Partners LP(3)	22,000	1,275
Helmerich & Payne, Inc.	56,000	6,502
Noble Corp. plc	203,000	6,813
Schlumberger Ltd.	57,000	6,723
Suncor Energy, Inc.	157,000	6,693
Total SA Sponsored ADR(3)	19,000	1,372
Valero Energy Corp.	117,000	5,862

		50,422

Financials—16.5%
Aflac, Inc.	101,000	6,287
BB&T Corp.	158,000	6,230
BlackRock, Inc.(3)	20,600	6,584
Blackstone Group LP (The)	197,000	6,588
Goldman Sachs Group, Inc. (The)	39,000	6,530
JPMorgan Chase & Co.(3)	112,000	6,453
Lincoln National Corp.	124,000	6,378
Royal Bank of Canada	17,000	1,214

	Number of Shares	Value
Financials (continued)
T. Rowe Price Group, Inc.	80,000	$6,753
U.S. Bancorp	152,000	6,585

		59,602

Health Care—8.4%
Abbott Laboratories	167,000	6,830
Biogen Idec, Inc.(2)	21,100	6,653
Eli Lilly & Co.(3)	22,000	1,368
GlaxoSmithKline plc Sponsored ADR	22,000	1,177
Merck & Co., Inc.(3)	20,000	1,157
Pfizer, Inc.	37,000	1,098
UnitedHealth Group, Inc.	75,000	6,131
Zimmer Holdings, Inc.	59,000	6,128

		30,542

Industrials—15.9%
Alaska Air Group, Inc.	66,000	6,273
Cummins, Inc.	42,000	6,480
Deere & Co.	74,000	6,701
Dover Corp.	73,000	6,640
General Electric Co.(3)	47,000	1,235
L-3 Communications Holdings, Inc.	52,000	6,279
Lockheed Martin Corp.(3)	7,000	1,125
Parker Hannifin Corp.	51,000	6,412
Trinity Industries, Inc.	158,000	6,908
Union Pacific Corp.	64,000	6,384
United Rentals, Inc.(2)	30,000	3,142

		57,579

Information Technology—18.4%
Apple, Inc.	72,100	6,700
Cisco Systems, Inc.	252,000	6,262
EMC Corp.	223,000	5,874
Google, Inc. Class A(2)	5,300	3,099
Google, Inc. Class C(2)	5,300	3,049
Intel Corp.(3)	232,000	7,169
Jabil Circuit, Inc.	346,000	7,231
MasterCard, Inc. Class A	83,000	6,098
NetApp, Inc.	165,000	6,026
Oracle Corp.	148,000	5,999
QUALCOMM, Inc.	76,000	6,019
Texas Instruments, Inc.	66,000	3,154

		66,680

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	Number of Shares	Value
Materials—3.9%
CF Industries Holdings, Inc.	24,700	$5,941
Du Pont (E.I.) de Nemours & Co.	19,000	1,243
Freeport-McMoRan Copper & Gold, Inc.	186,000	6,789

		13,973

Telecommunication Services—2.1%
AT&T, Inc.(3)	33,000	1,167
Verizon Communications, Inc.(3)	131,000	6,410

		7,577

Utilities—0.4%
AGL Resources, Inc.	25,000	1,376

		1,376
TOTAL COMMON STOCKS (Identified Cost $265,921)		349,294
CLOSED END FUNDS—1.6%
Templeton Dragon Fund, Inc.	217,000	5,609
TOTAL CLOSED END FUNDS (Identified Cost $4,233)		5,609
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $270,154)		354,903
SHORT-TERM INVESTMENTS—2.1%
Money Market Mutual Funds
Fidelity Money Market Portfolio—Institutional Shares (Seven-day effective yield 0.090%)	7,632,825	7,633
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,633)		7,633
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—100.2% (Identified Cost $277,787)		362,536	(1)

	Number of Shares	Value
SECURITIES STOCKS SOLD SHORT—(2.7)%
Consumer Discretionary—(0.8)%
Mattel, Inc.	70,000	$(2,728)

		(2,728)

Industrials—(1.0)%
Manitowoc Co., Inc. (The)	112,000	(3,680)

		(3,680)

Information Technology—(0.9)%
Analog Devices, Inc.	62,000	(3,353)

		(3,353)
TOTAL SECURITIES SOLD SHORT (Proceeds $8,899)		(9,761	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $268,888)—97.5%		352,775
Other assets and liabilities, net—2.5%		9,188

NET ASSETS—100.0%		$361,963

(1)	Federal Income Tax Information: For tax information at June 30, 2014, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or portion of securities segregated as collateral for securities sold short.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

Country Weightings†
United States	92%
Canada	2
China	2
Switzerland	2
United Kingdom	2
Total	100%
† % of total investments, net of securities sold short as of June 30, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2014. (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2014	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$349,294	$349,294
Closed End Funds	5,609	5,609
Short-Term Investments	7,633	7,633

Total Investments before Securities Sold Short	$362,536	$362,536

Liabilities:
Securities Sold Short	(9,761)	(9,761)

Total Liabilities	$(9,761)	$(9,761)

There are no Level 2 (significant observable input) or Level 3 (significant unobservable input) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2014 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets:
Investment at value before securities sold short (Identified cost $277,787)	$362,536
Cash	9
Deposits with prime broker	9,118
Receivables:
Investment securities sold	813
Dividends and interest	284
Prepaid director fees’	113
Prepaid expenses	14

Total assets	372,887

Liabilities:
Securities sold short at value (Proceeds $8,899)	9,761
Payables
Investment securities purchased	813
Investment advisory fee	251
Administration fee	19
Transfer agent fees and expenses	9
Professional fees	54
Interest payable	2
Other accrued expenses	15

Total liabilities	10,924

Net Assets	$361,963

Capital:
Capital paid in on shares of beneficial interest	$262,850
Accumulated undistributed net investment income (loss)	(8,530)
Accumulated undistributed net realized gain (loss)	23,756
Net unrealized appreciation (depreciation) on investments	84,749
Net unrealized appreciation (depreciation) on securities sold short	(862)

Net Assets	$361,963

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 20,544,593	$17.62

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

($ reported in thousands)

Investment Income:
Dividends (net of foreign taxes withheld of $8)	$3,395

Total investment income	3,395

Expenses:
Investment advisory fees	1,492
Administration fees	114
Directors’ fees	116
Printing fees and expenses	72
Professional fees	117
Transfer agent fees and expenses	43
Custodian fees	4
Miscellaneous	88

Expenses before dividends on short sales and interest expense	2,046
Dividends on short sales	90
Interest expense	21

Total expenses	2,157

Net investment income	1,238

Net Realized and Unrealized Gain (losses):
Net realized gain (loss) on:
Investments	19,459
Securities sold short	(59)
Net change in unrealized appreciation (depreciation) on:
Investments	3,568
Securities sold short	(158)

Net realized and unrealized gain (loss)	22,810

Net increase (decrease) in net assets resulting from operations	$24,048

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,238		$3,011
Net realized gain (loss)	19,400		33,098
Net change in unrealized appreciation (depreciation)	3,410		46,666

Net increase (decrease) in net assets resulting from operations	24,048		82,775

Dividends and distributions to shareholders from
Net investment income	(10,638	)(1)	(3,080)
Net realized short-term gains	—		(1,879)
Net realized long-term gains	—		(12,325)
Tax return of capital	—		(2,090)

Total dividends and distributions to shareholders (Note 6)	(10,638)		(19,374)

Capital share transactions
Common Shares repurchased	(4,623)		(19,349)

Net increase (decrease) in net assets derived from capital share transactions	(4,623)		(19,349)

Net increase (decrease) in net assets	8,787		44,052

NET ASSETS
Beginning of period	353,176		309,124

End of period	$361,963		$353,176

Accumulated undistributed net investment income (loss) at end of period	$(8,511)		$870

Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	20,854,593		22,258,146
Common Shares repurchased	(310,000)		(1,403,553)

Common Shares outstanding at end of period	20,544,593		20,854,593

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of June 30, 2014, we estimate 12% of the distributions will represent net investment income, 38% will represent short-term gains, and 50% will represent long-term capital gains. Also refer to the inside front cover for the Managed Distribution Plan.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Six Months Ended June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012		2011	2010	2009
PER SHARE DATA
Net asset value, beginning of period	$16.94		$13.89	$13.48		$15.20	$15.36	$14.00

Income from investment operations
Net investment income (loss)(3)	0.06		0.14	0.10		0.04	0.04	0.08
Net realized and unrealized gains (losses)	1.10		3.66	1.28		(0.28)	1.24	2.64

Total from investment operations	1.16		3.80	1.38		(0.24)	1.28	2.72

Dividends and Distributions
Dividends from net investment income	(0.51	)(9)	(0.13)	(0.10)		(0.04)	(0.08)	(0.08)
Distributions from net realized gains	—		(0.65)	(0.33)		(0.36)	(0.32)	—
Tax return of capital	—		(0.10)	(0.54)		(1.08)	(1.04)	(1.28)

Total dividends and distributions	(0.51)		(0.88)	(0.97)		(1.48)	(1.44)	(1.36)

Anti-dilutive impact of repurchase plan (Note 6)	0.03		0.13	—		—	—	—

Net asset value, end of period(5)	$17.62		$16.94	$13.89		$13.48	$15.20	$15.36

Market value, end of period(1)(5)	$15.65		$14.86	$12.19		$11.60	$13.40	$13.24

Total investment return(2)	8.97	%(8)	30.31%	13.62%		(3.54)%	12.87%	29.08%

Total return on net asset value(4)	7.69	%(8)	30.29%	11.41%		(1.18)%	10.36%	23.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$361,963		$353,176	$309,124		$310,028	$349,212	$353,054
Ratio of expenses to average net assets (after expense waivers)	1.24	%(7)(10)	1.19%	1.15	%(6)	1.06%	1.23%	1.22%
Ratio of expenses to average net assets (before expense waivers)	1.24	%(7)(10)	1.25%	1.32	%(6)	1.17%	1.23%	1.22%
Ratio of net investment income (loss) to average net assets	0.71	%(7)	0.91%	0.74%		0.32%	0.37%	0.66%
Portfolio turnover rate	15	%(8)	62%	82%		78%	42%	35%

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	Computed using average shares outstanding
(4)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 8). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$3.37	$3.80	$3.84
Market Price (prior to reverse stock split)	$2.90	$3.35	$3.31

(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.
(7)	Annualized.
(8)	Not annualized.
(9)	Please note the tax status of distributions is determined at the end the taxable year.
(10)	Ratio of expenses, excluding dividends on short sales and interest expense was 1.18% for the period ended June 30, 2014.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014 (Unaudited)

Note 1. Organization

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are characterized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Federal Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 6 percent of the Fund’s net asset value (“NAV”) on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Translation:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

F.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

A.	Investment Advisory Fee:

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets.

B.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus serves as Administrator to the Fund. During the period ended June 30, 2014, the Fund incurred Administration fees of $114.

C.	Directors Fee:

For the period ended June 30, 2014, the Fund incurred director fees totaling $116 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended June 30, 2014, were as follows:

Purchases	Sales
$53,681	$82,459

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

Note 5. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

Note 6. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend

At June 30, 2014, the Fund had one class of common stock, par value $.10 per share, of which 200,000,000 shares are authorized and 20,544,593 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2014 and December 31, 2013, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 13, 2012. From April 13, 2012 through December 31, 2012, the Fund repurchased 730,744 shares at an average price of $12.26. The average discount to NAV at which repurchases were executed during this period was 11.61%. From January 1, 2013 through December 31, 2013, the Fund repurchased 1,403,553 shares at an average price of $13.76. The average discount to NAV at which repurchases were executed during this period was 10.66%. From January 1, 2014 through June 30, 2014, the Fund repurchased 310,000 shares at an average price of $14.89. The average discount to NAV at which repurchases were executed during this period was 12.53%. As of June 30, 2014, there are 1,938,541 shares remaining representing (9.4% of the Fund’s shares then outstanding,) that are authorized to be purchased under the repurchase plan in the future.

On July 1, 2014, the Fund announced a distribution of $0.264 per share to shareholders of record on July 11, 2014. This distribution had an ex-dividend date of July 9, 2014, and was payable on July 18, 2014. Please see inside front cover for more information on fund distributions.

Note 7. Reverse Stock Split

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a reverse split-adjusted basis under a new CUSIP number (989834205). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Per share data, including the proportionate impact to market price, in the Financial Highlights table has been restated to reflect the reverse stock split.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

Note 8. Borrowings

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowings on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

During the period ended June 30, 2014, the fund utilized borrowing on margin and/or using proceeds from shorts for 79 days at an average interest rate of 0.47% and with an average daily borrowing balance during that period of $8,937. For the period ended June 30, 2014, the interest costs related to borrowing amounted to $9 and are included within the “Interest Expense” on the Statement of Operations.

As of June 30, 2014 there was no outstanding borrowing.

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At June 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$278,555	$85,069	$(1,088)	$83,981
Securities Sold Short	(8,899)	182	(1,044)	(862)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

Note 12. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), if an investment advisory agreement between an investment company and its investment adviser is to continue beyond its initial term, its board of directors, including a majority of the directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the investment company, as defined in the 1940 Act, must review and approve the terms of the agreement at least annually.

During the most recent six month period covered by this report, the Board of Directors (the “Board”) of The Zweig Fund, Inc. (the “Fund”) including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, (the “Independent Directors”), approved the continuance of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Zweig Advisers LLC (the “Adviser”).

Specifically, at a telephonic meeting held on January 27, 2014, the Independent Directors discussed a draft response from the Adviser to a request from independent legal counsel to the Independent Directors for information relevant to the annual review of the Advisory Agreement, and following that meeting certain supplementary information was obtained from the Adviser as part of the review process. Thereafter, at an in-person meeting held on February 6, 2014, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the Adviser and the terms of the Advisory Agreement. The Independent Directors were guided by their independent legal counsel throughout the review and approval process.

1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, oversight and management of Fund legal issues, assistance to the Directors in fulfilling their duties in that role and other services. The Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to that of its performance group and performance universe as selected by Lipper, Inc., an independent provider of investment company data (“Lipper”), at the request of the Independent Directors. The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 1- and 3-year periods and equaled the performance of the median for the 5-year period ended December 31, 2013, and that the fund underperformed its benchmark for the 1-, 3-, and 5-year periods.

The Directors concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered the Fund’s management fee rate and expense ratio relative to the Fund’s Lipper expense group. The Board noted that the Fund’s net management fee was below and net total expenses were above the median of the Expense Group.

The Board concluded that the management fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper expense group.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT (Continued)

(b) Profitability and Costs of Services to Adviser. The Board considered the Adviser’s overall profitability and costs. The Board concluded that the Adviser’s profitability was at an acceptable level in light of the nature, extent and quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows and Whether Fee Levels Reflect Economies of Scale. The Directors considered whether there have been material economies of scale with respect to the management of the Fund and whether the Adviser has shared with the Fund any material economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds. The Directors concluded that the Fund has not experienced material unshared economies of scale.

The Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and whether any economies of scale exist at that size. They concluded that, given the Fund’s closed-end structure, the management fee was reasonable in relation to the asset size of the fund. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

5. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Directors considered the size, education and experience of the Adviser’s staff, its fundamental research capabilities and approach to attracting and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the staff was structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable and may, in some cases, benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Directors did not identify any one factor as all-important or all-controlling and instead considered such factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing the Adviser’s investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Board, including the Independent Directors, unanimously approved the continuance of the Advisory Agreement.

SUPPLEMENTARY PROXY INFORMATION

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 13, 2014. The meeting was held for purposes of electing two (2) Directors to the Board of Directors for a three-year term.

The results were as follows:

Election Directors	Votes For	Votes Withheld
R. Keith Walton	12,320,635.84	4,017,704.93
Brian T. Zino	14,657,048.46	1,681,292.32

Based on the foregoing, R. Keith Walton was re-elected, and Brian T. Zino was elected, to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Charles H. Brunie, James B. Rogers, Jr., and William H. Wright II.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

DIRECTORS AND OFFICERS

George R. Aylward, President, Chairman, and Chief Executive Officer

Charles H. Brunie, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Fund, Inc., please

contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q2-14

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 2014	-	$-	-	164,592
Feb. 2014	136,400	$14.46	136,400	2,112,141
March 2014	44,400	$15.04	44,400	2,067,741
April 2014	28,000	$15.11	28,000	2,039,741
May 2014	45,100	$15.15	45,100	1,994,641
June 2014	56,100	$15.49	56,100	1,938,541
Total	310,000	$14.89	310,000	1,938,541

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,382,838 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2014 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/05/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/05/14

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	09/05/14

* Print the name and title of each signing officer under his or her signature.